SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) March 1, 1997.

                      Financial Asset Securitization, Inc.
               (Exact name of registrant as specified in charter)


               Virginia                  0-15483               52-1526174
         (State or other jurisdiction   (Commission           (IRS Employer
              of incorporation)         File Number)       Identification No.)

    901 East Byrd Street, Richmond, Virginia                          23219
    (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code (804) 643-2311

-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 1.  Changes in Control of Registrant.
         Not Applicable.


Item 2.  Acquisition or Disposition of Assets.
         Not Applicable.


Item 3.  Bankruptcy or Receivership.
         Not Applicable.


Item 4.  Changes in Registrant's Certifying Accountant.
         Not Applicable.


Item 5.  Other Events.

         The Registrant has entered into the following Amendments to Trust
Agreements:

         An Amendment to Trust Agreement (the "Amendment") dated as of March 1, 1997, among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer and The Bank of New York as Trustee, amending the Trust Agreement, dated as of February 1, 1990 relating to the Registrant's Mortgage Participation Securities Series 1990-1B. A copy of the Amendment is included as Exhibit 4.1 hereto.

         An Amendment to Trust Agreement (the "Amendment") dated as of March 1, 1997, among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer and The Bank of New York as Trustee, amending the Trust Agreement, dated as of December 1, 1990 relating to the Registrant's Mortgage Participation Securities Series 1990-5B. A copy of the Amendment is included as Exhibit 4.2 hereto.

Item 6.  Resignations of Registrant's Directors.
         Not Applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits. Not Applicable.

Item 8.  Change in Fiscal Year.
         Not Applicable.

Exhibits

         4.1 Copy of the Amendment to Trust Agreement for RMSC Series 1990-1B, dated as of March 1, 1997, by and among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer, and The Bank of New York, as Trustee.

         4.2 Copy of the Amendment to Trust Agreement for RMSC Series 1990-5B, dated as of October 1, 1996, by and among the Registrant, Norwest Bank Minnesota, N.A., as Master Servicer, and The Bank of New York, as Trustee.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 23, 1997    FINANCIAL ASSET SECURITIZATION, INC.


                                              By:  /s/ R. Walter Jones, IV

                                              Name:    R. Walter Jones, IV

                                              Title:   President

                               INDEX TO EXHIBITS


                                                                                                               Page
                                                                                                               ----
4.1      Copy of the Amendment to Trust Agreement for RMSC Series 1990-1B, dated as of March 1, 1997, by and among the Registrant, Norwest Bank
         Minnesota, N.A., as Master Servicer, and The Bank of New York, as
         Trustee..................................................................................................6

4.2      Copy of the Amendment to Trust Agreement for RMSC Series 1990-5, dated as of March 1, 1997, by and among the Registrant, Norwest Bank
         Minnesota, N.A., as Master Servicer, and The Bank of New York, as
         Trustee.................................................................................................12